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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 25, 2006

                         Morgan Stanley Capital I Inc.
                   Morgan Stanley Mortgage Loan Trust 2004-9
                  Mortgage-Backed Certificates, Series 2004-9


                         MORGAN STANLEY CAPITAL I INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                     333-104283-21             13-3291626
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                               10036
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  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 296-7000
                                                   --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events

Item 8.01. Other Events.

Filing of Closing Date Information Regarding the Mortgage Loans

     Attached hereto as Exhibit 99.1 is certain loan-level information about the Mortgage Loans in the Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Loan Trust 2004-9.

     This information has not been updated since the Closing Date and the Depositor does not intend to update this information.

Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Information and Exhibits.

(a) Financial statements of businesses acquired.

           Not applicable.

(b) Pro forma financial information.

           Not applicable.

(c) Exhibits.

       99.1       mortgage loan-level information as of the closing date

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MORGAN STANLEY CAPITAL I INC.




                                            By: /s/ Valerie Kay
                                                -------------------------------
                                            Name:  Valerie Kay
                                            Title: Executive Director



Dated:  May 25, 2006

Exhibit Index

Exhibit           Description                                               Page
-------           -----------                                               ----
99.1              mortgage loan-level information                              6